UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 16, 2013

FRIENDFINDER NETWORKS INC.

 (Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34622	13-3750988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Broken Sound Parkway, Suite 200 Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 912-7000

 (Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

The information relating to the entering into of the Fourth Amendments to the Forbearance Agreements set forth below in “Item 8.01 - Other Events” is incorporated by reference herein.

Item 8.01.

Other Events.

On July 16, 2013, FriendFinder Networks Inc. (“FFN”) and Interactive Network, Inc. (“INI” and collectively with FFN, the “Company”), entered into the Fourth Amendments (the “Fourth Amendments”) to the Forbearance Agreements, which were previously entered into on November 5, 2012, and amended effective on February 4, 2013, May 6, 2013 and June 7, 2013, with over 93% of the unaffiliated holders of the Company's 14% Senior Secured Notes due 2013 and 100% of the holders of the Cash Pay Secured Notes due 2013. The Fourth Amendments extend the forbearance period from July 1, 2013 to July 31, 2013 unless certain events are triggered before such date.

The foregoing summary is qualified in its entirety by reference to the Fourth Amendments, copies of which are filed as Exhibits 10.1 and 10.2 to this Form 8-K, and to the (i) Forbearance Agreements, copies of which were filed as Exhibits 10.1 and 10.2 to the Form 8-K filed on November 8, 2012, (ii) Forms of the First Amendment to Forbearance Agreement, dated February 4, 2013, copies of which were filed as Exhibits 10.1 and 10.2 to the Form 8-K filed on February 8, 2013, (iii) Forms of the Second Amendment to Forbearance Agreement, dated May 6, 2013, copies of which were filed as Exhibits 10.74 and 10.75 to the Form 10-Q for the quarterly period ended March 31, 2013 filed on May 15, 2013, and (iv) Forms of the Third Amendment to Forbearance Agreement, dated June 7, 2013, copies of which were filed as Exhibits 10.1 and 10.2 to the Form 8-K filed on June 20, 2013.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Fourth Amendment to Forbearance Agreement entered into between FriendFinder Networks Inc., Interactive Network, Inc. and certain holders of the 14% Senior Secured Notes due 2013.
10.2	Form of Fourth Amendment to Forbearance Agreement entered into between FriendFinder Networks Inc., Interactive Network, Inc. and the holders of the Cash Pay Secured Notes due 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2013

FRIENDFINDER NETWORKS INC.

By: /s/ Ezra Shashoua

Name: Ezra Shashoua

Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Fourth Amendment to Forbearance Agreement entered into between FriendFinder Networks Inc., Interactive Network, Inc. and certain holders of the 14% Senior Secured Notes due 2013.
10.2	Form of Fourth Amendment to Forbearance Agreement entered into between FriendFinder Networks Inc., Interactive Network, Inc. and the holders of the Cash Pay Secured Notes due 2013.